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                           SMITH BARNEY LIFEVEST-SM-

------------------------------------------------
  Annual Report for:
- Single Premium Variable Life Insurance
  Policy issued by IDS Life Insurance
  Company
  Prospectus for:
- Smith Barney Inc. Stripped ("Zero Coupon")
  U.S. Treasury Securities Fund, Series A
--------------------------------------------------------

IDS LIFE VARIABLE ACCOUNT FOR SMITH BARNEY

ANNUAL FINANCIAL INFORMATION
-----------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS

The Board of Directors
IDS Life Insurance Company

We have audited the accompanying individual and combined statements of net assets of the segregated asset subaccounts of IDS Life Variable Account for Smith Barney -- Single Premium Variable Life Insurance (comprised of subaccounts SAP, SMM, SHI, STR, SGO and S04) as of December 31, 1998, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the management of IDS Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998 with the affiliated mutual fund manager and the unit investment trust sponsor. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual and combined financial position of the segregated asset subaccounts of IDS Life Variable Account for Smith Barney -- Single Premium Variable Life Insurance at December 31, 1998 and the individual and combined results of their operations and the changes in their net assets for the periods described above, in conformity with generally accepted accounting principles.

Ernst & Young LLP
Minneapolis, Minnesota
March 12, 1999

                                                                               1
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
IDS LIFE VARIABLE ACCOUNT FOR SMITH BARNEY
---------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF NET ASSETS                                                                                           DEC. 31, 1998
                                                                   SEGREGATED ASSET SUBACCOUNTS                        COMBINED
                                               ---------------------------------------------------------------------   VARIABLE
ASSETS                                             SAP         SMM         SHI         STR         SGO        S04       ACCOUNT
---------------------------------------------------------------------------------------------------------------------------------
Investments in shares of mutual fund
portfolios and units of the trust:
  at cost....................................  $10,141,731  $1,047,941  $1,604,626  $5,206,891  $1,250,429 $ 140,078  $19,391,696
                                               ----------------------------------------------------------------------------------
  at market value............................  $14,533,991  $1,047,941  $1,504,980  $6,806,005  $1,322,357 $ 203,689  $25,418,963
Dividends receivable.........................           --       3,782       7,968          --      5,693         --       17,443
Receivable from mutual fund portfolios and
the trust for share redemptions..............       22,590          --          --      10,450         --         --       33,040
---------------------------------------------------------------------------------------------------------------------------------
Total assets.................................   14,556,581   1,051,723   1,512,948   6,816,455  1,328,050    203,689   25,469,446
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
---------------------------------------------------------------------------------------------------------------------------------
Payable to IDS Life for:
Mortality and expense risk fee...............        7,530         484         735       3,483        678        103       13,013
Minimum death benefit guarantee risk
charge.......................................        5,020         322         490       2,322        452         69        8,675
Issue and administrative expense charge......        3,765         242         367       1,742        339         51        6,506
Mortality charge.............................        6,275         403         612       2,903        565         86       10,844
Transaction charge...........................           --          --          --          --         --         43           43
Contract terminations........................           --          --          --          --         --      3,000        3,000
Payable to mutual fund portfolios and the
trust for investments purchased..............           --       2,331       5,764          --      3,299         --       11,394
---------------------------------------------------------------------------------------------------------------------------------
Total liabilities............................       22,590       3,782       7,968      10,450      5,333      3,352       53,475
---------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life
contracts in accumulation period.............  $14,533,991  $1,047,941  $1,504,980  $6,806,005  $1,322,717 $ 200,337  $25,415,971
---------------------------------------------------------------------------------------------------------------------------------
ACCUMULATION UNITS OUTSTANDING...............    2,959,244     741,544     986,044   2,038,128    722,686     87,753
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER ACCUMULATION UNIT........  $      4.91  $     1.41  $     1.53  $     3.34  $    1.83  $    2.28
---------------------------------------------------------------------------------------------------------------------------------
See accompanying notes to financial
statements.

2
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
IDS LIFE VARIABLE ACCOUNT FOR SMITH BARNEY
----------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS                                                                        YEAR ENDED DEC. 31, 1998
                                                                              SEGREGATED ASSET SUBACCOUNTS
                                                            ----------------------------------------------------------------
INVESTMENT INCOME                                              SAP        SMM        SHI        STR        SGO        S04
----------------------------------------------------------------------------------------------------------------------------
Dividend income from mutual fund portfolios and in the
trust.....................................................  $2,347,627  $ 39,078  $ 105,945  $ 578,987  $  84,532  $      --

----------------------------------------------------------------------------------------------------------------------------
Expenses:
Mortality and expense risk fee............................      86,214     4,847      8,671     39,614      9,480      1,151
Minimum death benefit guarantee risk charge...............      57,476     3,232      5,780     26,409      5,019        767
Issue and administrative expense charge...................      43,236     2,431      4,348     19,867      3,776        575
Mortality charge..........................................      71,974     4,047      7,238     33,071      6,285        959
Transaction charge........................................          --        --         --         --         --        479
----------------------------------------------------------------------------------------------------------------------------
Total expenses............................................     258,900    14,557     26,037    118,961     24,560      3,931
----------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net...........................   2,088,727    24,521     79,908    460,026     59,972     (3,931)
----------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
----------------------------------------------------------------------------------------------------------------------------
Realized gain (loss) on sales of investments in mutual
fund portfolios and in the trust:
Proceeds from sales.......................................   2,200,941   878,518    126,799    577,029    178,325      4,151
Cost of investments sold..................................   1,566,583   878,521    133,331    463,267    169,662      3,042
----------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments...................     634,358        (3)    (6,532)   113,762      8,663      1,109
Net change in unrealized appreciation or depreciation of
investments...............................................  (1,792,851)       --    (21,626)   187,034     16,683     21,136
----------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments............................  (1,158,493)       (3)   (28,158)   300,796     25,346     22,245
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations................................................  $  930,234  $ 24,518  $  51,750  $ 760,822  $  85,318  $  18,314
----------------------------------------------------------------------------------------------------------------------------
See accompanying notes to financial statements.

IDS LIFE VARIABLE ACCOUNT FOR SMITH BARNEY
----------------------------------------------------------
STATEMENTS OF OPERATIONS
                                                             COMBINED
                                                             VARIABLE
INVESTMENT INCOME                                            ACCOUNT
----------------------------------------------------------
Dividend income from mutual fund portfolios and in the
trust.....................................................  $3,156,169
----------------------------------------------------------
Expenses:
Mortality and expense risk fee............................     149,977
Minimum death benefit guarantee risk charge...............      98,683
Issue and administrative expense charge...................      74,233
Mortality charge..........................................     123,574
Transaction charge........................................         479
----------------------------------------------------------
Total expenses............................................     446,946
----------------------------------------------------------
Investment income (loss) -- net...........................   2,709,223
----------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
----------------------------------------------------------
Realized gain (loss) on sales of investments in mutual
fund portfolios and in the trust:
Proceeds from sales.......................................   3,965,763
Cost of investments sold..................................   3,214,406
----------------------------------------------------------
Net realized gain (loss) on investments...................     751,357
Net change in unrealized appreciation or depreciation of
investments...............................................  (1,589,624)
----------------------------------------------------------
Net gain (loss) on investments............................    (838,267)
----------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations................................................  $1,870,956
----------------------------------------------------------
See accompanying notes to financial statements.

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
IDS LIFE VARIABLE ACCOUNT FOR SMITH BARNEY
----------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS                                                                        YEAR ENDED DEC. 31, 1997
                                                                              SEGREGATED ASSET SUBACCOUNTS
                                                            ----------------------------------------------------------------
INVESTMENT INCOME                                              SAP        SMM        SHI        STR        SGO        S04
----------------------------------------------------------------------------------------------------------------------------
Dividend income from mutual fund portfolios and in the
trust.....................................................  $  520,767  $ 42,790  $ 103,257  $ 603,574  $  97,044  $      --

----------------------------------------------------------------------------------------------------------------------------
Expenses:
Mortality and expense risk charge.........................      65,051     6,481      7,356     31,853      9,465        864
Minimum death benefit guarantee risk charge...............      55,691     3,408      5,791     25,333      5,320        762
Issue and administrative expense charge...................      38,165     2,504      4,087     17,813      3,721        546
Mortality charge..........................................      69,461     4,250      7,224     31,596      6,637        953
Transaction charge........................................          --        --         --         --         --        477
----------------------------------------------------------------------------------------------------------------------------
Total expenses............................................     228,368    16,643     24,458    106,595     25,143      3,602
----------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net...........................     292,399    26,147     78,799    496,979     71,901     (3,602)
----------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
----------------------------------------------------------------------------------------------------------------------------
Realized gain (loss) on sales of investments in mutual
fund portfolios and in the trust:
Proceeds from sales.......................................   2,638,482  1,506,359   113,702    765,985    485,010     27,302
Cost of investments sold..................................   1,602,604  1,506,371   120,084    592,834    473,135     21,867
----------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments...................   1,035,878       (12)    (6,382)   173,151     11,875      5,435
Net change in unrealized appreciation or depreciation of
investments...............................................   1,041,788         9     15,156    235,338      8,076     14,869
----------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments............................   2,077,666        (3)     8,774    408,489     19,951     20,304
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations................................................  $2,370,065  $ 26,144  $  87,573  $ 905,468  $  91,852  $  16,702
----------------------------------------------------------------------------------------------------------------------------
See accompanying notes to financial statements.

IDS LIFE VARIABLE ACCOUNT FOR SMITH BARNEY
----------------------------------------------------------
STATEMENTS OF OPERATIONS
                                                             COMBINED
                                                             VARIABLE
INVESTMENT INCOME                                            ACCOUNT
----------------------------------------------------------
Dividend income from mutual fund portfolios and in the
trust.....................................................  $1,367,432
----------------------------------------------------------
Expenses:
Mortality and expense risk charge.........................     121,070
Minimum death benefit guarantee risk charge...............      96,305
Issue and administrative expense charge...................      66,836
Mortality charge..........................................     120,121
Transaction charge........................................         477
----------------------------------------------------------
Total expenses............................................     404,809
----------------------------------------------------------
Investment income (loss) -- net...........................     962,623
----------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
----------------------------------------------------------
Realized gain (loss) on sales of investments in mutual
fund portfolios and in the trust:
Proceeds from sales.......................................   5,536,840
Cost of investments sold..................................   4,316,895
----------------------------------------------------------
Net realized gain (loss) on investments...................   1,219,945
Net change in unrealized appreciation or depreciation of
investments...............................................   1,315,236
----------------------------------------------------------
Net gain (loss) on investments............................   2,535,181
----------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations................................................  $3,497,804
----------------------------------------------------------
See accompanying notes to financial statements.

4
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
IDS LIFE VARIABLE ACCOUNT FOR SMITH BARNEY
----------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS                                                                        YEAR ENDED DEC. 31, 1996
                                                                              SEGREGATED ASSET SUBACCOUNTS
                                                            ----------------------------------------------------------------
INVESTMENT INCOME                                              SAP        SMM        SHI        STR        SGO        S04
----------------------------------------------------------------------------------------------------------------------------
Dividend income from mutual fund portfolios and in the
trust.....................................................  $2,074,894  $ 55,631  $  96,268  $ 452,040  $ 108,372  $      --

----------------------------------------------------------------------------------------------------------------------------
Expenses:
Mortality and expense risk charge.........................     113,889     6,956      8,643     35,953      9,722      2,901
Minimum death benefit guarantee risk charge...............      44,086     4,646      5,774     24,017      6,494      1,836
Issue and administrative expense charge...................      44,086     4,646      5,774     24,017      6,494      1,836
Distribution charge.......................................      32,999     3,478      4,322     17,977      4,861      1,377
Mortality charge..........................................      54,910     5,787      7,191     29,913      8,088      2,295
Premium tax charge........................................      21,911     2,309      2,870     11,936      3,228        917
Transaction charge........................................          --        --         --         --         --      1,147
----------------------------------------------------------------------------------------------------------------------------
Total expenses............................................     311,881    27,822     34,574    143,813     38,887     12,309
----------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net...........................   1,763,013    27,809     61,694    308,227     69,485    (12,309)
----------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
----------------------------------------------------------------------------------------------------------------------------
Realized gain (loss) on sales of investments in mutual
fund portfolios and in the trust:
Proceeds from sales.......................................   2,463,451  1,103,070   384,711  1,031,121    124,181    557,795
Cost of investments sold..................................   1,395,185  1,103,081   418,426    845,728    119,993    486,356
----------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments...................   1,068,266       (11)   (33,715)   185,393      4,188     71,439
Net change in unrealized appreciation or depreciation of
investments...............................................    (823,689)        3    (15,687)   157,510    (92,975)   (53,998)
----------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments............................     244,577        (8)   (49,402)   342,903    (88,787)    17,441
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations................................................  $2,007,590  $ 27,801  $  12,292  $ 651,130  $ (19,302) $   5,132
----------------------------------------------------------------------------------------------------------------------------
See accompanying notes to financial statements.

IDS LIFE VARIABLE ACCOUNT FOR SMITH BARNEY
----------------------------------------------------------
STATEMENTS OF OPERATIONS
                                                             COMBINED
                                                             VARIABLE
INVESTMENT INCOME                                            ACCOUNT
----------------------------------------------------------
Dividend income from mutual fund portfolios and in the
trust.....................................................  $2,787,205
----------------------------------------------------------
Expenses:
Mortality and expense risk charge.........................     178,064
Minimum death benefit guarantee risk charge...............      86,853
Issue and administrative expense charge...................      86,853
Distribution charge.......................................      65,014
Mortality charge..........................................     108,184
Premium tax charge........................................      43,171
Transaction charge........................................       1,147
----------------------------------------------------------
Total expenses............................................     569,286
----------------------------------------------------------
Investment income (loss) -- net...........................   2,217,919
----------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
----------------------------------------------------------
Realized gain (loss) on sales of investments in mutual
fund portfolios and in the trust:
Proceeds from sales.......................................   5,664,329
Cost of investments sold..................................   4,368,769
----------------------------------------------------------
Net realized gain (loss) on investments...................   1,295,560
Net change in unrealized appreciation or depreciation of
investments...............................................    (828,836)
----------------------------------------------------------
Net gain (loss) on investments............................     466,724
----------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations................................................  $2,684,643
----------------------------------------------------------
See accompanying notes to financial statements.

IDS LIFE VARIABLE ACCOUNT FOR SMITH BARNEY
----------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                                     YEAR ENDED DEC. 31, 1998
                                                                    SEGREGATED ASSET SUBACCOUNTS                        COMBINED
                                               ----------------------------------------------------------------------   VARIABLE
OPERATIONS                                         SAP         SMM         SHI         STR         SGO         S04       ACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net..............  $ 2,088,727  $   24,521  $   79,908  $  460,026  $   59,972  $  (3,931) $ 2,709,223
Net realized gain (loss) on investments......      634,358          (3)     (6,532)    113,762       8,663      1,109      751,357
Net change in unrealized appreciation or
depreciation of investments..................   (1,792,851)         --     (21,626)    187,034      16,683     21,136   (1,589,624)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations....................      930,234      24,518      51,750     760,822      85,318     18,314    1,870,956
----------------------------------------------------------------------------------------------------------------------------------
CONTRACT TRANSACTIONS
----------------------------------------------------------------------------------------------------------------------------------
Net transfers*...............................     (160,709)    245,655      62,186     (56,723)    (90,134)    (1,800)      (1,525)
Transfers for policy loans...................     (282,500)    (22,514)    (47,030)   (205,967)    (22,536)      (231)    (580,778)
Contract terminations:
Surrender benefits...........................     (273,468)    (93,641)    (27,056)   (169,822)    (36,315)        --     (600,302)
Death benefits...............................     (321,523)         --          --          --          --         --     (321,523)
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
transactions.................................   (1,038,200)    129,500     (11,900)   (432,512)   (148,985)    (2,031)  (1,504,128)
----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year..............   14,641,957     893,923   1,465,130   6,477,695   1,386,384    184,054   25,049,143
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year....................  $14,533,991  $1,047,941  $1,504,980  $6,806,005  $1,322,717  $ 200,337  $25,415,971
----------------------------------------------------------------------------------------------------------------------------------
ACCUMULATION UNIT ACTIVITY
----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at beginning of year.......    3,193,430     652,554     994,631   2,180,377     806,092     87,862
Net transfers*...............................      (45,188)    172,425      40,798     (19,100)    (49,926)        --
Transfers for policy loans...................      (57,312)    (16,271)    (31,458)    (68,037)    (12,577)      (109)
Contract terminations:
Surrender benefits...........................      (60,275)    (67,164)    (17,927)    (55,112)    (20,903)        --
Death benefits...............................      (71,411)         --          --          --          --         --
----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year.............    2,959,244     741,544     986,044   2,038,128     722,686     87,753
----------------------------------------------------------------------------------------------------------------------------------
*Includes transfer activity from (to) other subaccounts and transfer from (to) IDS Life's fixed account.
 See accompanying notes to financial
statements.

6
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
IDS LIFE VARIABLE ACCOUNT FOR SMITH BARNEY
----------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                                     YEAR ENDED DEC. 31, 1997
                                                                    SEGREGATED ASSET SUBACCOUNTS                        COMBINED
                                               ----------------------------------------------------------------------   VARIABLE
OPERATIONS                                         SAP         SMM        SHI         STR         SGO         S04        ACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net..............  $   292,399  $  26,147  $   78,799  $  496,979  $   71,901  $   (3,602) $   962,623
Net realized gain (loss) on investments......    1,035,878        (12)     (6,382)    173,151      11,875       5,435    1,219,945
Net change in unrealized appreciation or
depreciation of investments..................    1,041,788          9      15,156     235,338       8,076      14,869    1,315,236
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations....................    2,370,065     26,144      87,573     905,468      91,852      16,702    3,497,804
----------------------------------------------------------------------------------------------------------------------------------
CONTRACT TRANSACTIONS
----------------------------------------------------------------------------------------------------------------------------------
Net transfers*...............................      (58,787)   128,879       4,685     (38,507)   (124,034)         --      (87,764)
Transfers for policy loans...................     (191,279)   (50,065)      2,941       6,665      (3,767)       (438)    (235,943)
Contract terminations:
Surrender benefits...........................     (304,825)  (606,569)    (52,383)   (272,825)   (137,608)    (17,281)  (1,391,491)
Death benefits...............................     (216,595)        --          --          --     (38,017)         --     (254,612)
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
transactions.................................     (771,486)  (527,755)    (44,757)   (304,667)   (303,426)    (17,719)  (1,969,810)
----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year..............   13,043,378  1,395,534   1,422,314   5,876,894   1,597,958     185,071   23,521,149
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year....................  $14,641,957  $ 893,923  $1,465,130  $6,477,695  $1,386,384  $  184,054  $25,049,143
----------------------------------------------------------------------------------------------------------------------------------
ACCUMULATION UNIT ACTIVITY
----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at beginning of year.......    3,372,075  1,055,223   1,021,781   2,287,669     991,272      96,078
Net transfers*...............................        3,119     91,014       7,401      (7,805)    (75,872)
Transfers for policy loans...................      (44,966)   (37,530)      2,229       1,236      (2,300)       (229)
Contract terminations:
Surrender benefits...........................      (82,464)  (456,153)    (36,780)   (100,723)    (83,757)     (7,987)
Death benefits...............................      (54,334)        --          --          --     (23,251)         --
----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year.............    3,193,430    652,554     994,631   2,180,377     806,092      87,862
----------------------------------------------------------------------------------------------------------------------------------
*Includes transfer activity from (to) other subaccounts and transfers from (to) IDS Life's fixed account.
 See accompanying notes to financial
statements.

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

IDS LIFE VARIABLE ACCOUNT FOR SMITH BARNEY
----------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                                                     YEAR ENDED DEC. 31, 1996
                                                                    SEGREGATED ASSET SUBACCOUNTS                        COMBINED
                                               ----------------------------------------------------------------------   VARIABLE
OPERATIONS                                         SAP         SMM        SHI         STR         SGO         S04        ACCOUNT
----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net..............  $ 1,763,013  $  27,809  $   61,694  $  308,227  $   69,485  $  (12,309) $ 2,217,919
Net realized gain (loss) on investments......    1,068,266        (11)    (33,715)    185,393       4,188      71,439    1,295,560
Net change in unrealized appreciation or
depreciation of investments..................     (823,689)         3     (15,687)    157,510     (92,975)    (53,998)    (828,836)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations....................    2,007,590     27,801      12,292     651,130     (19,302)      5,132    2,684,643
----------------------------------------------------------------------------------------------------------------------------------
CONTRACT TRANSACTIONS
----------------------------------------------------------------------------------------------------------------------------------
Net transfers*...............................      (60,419)    47,499     117,069     (26,624)    (35,049)    (42,280)         196
Transfers for policy loans...................     (108,461)   (18,730)     60,629    (119,615)     (9,028)       (364)    (195,569)
Contract terminations:
Surrender benefits...........................   (1,141,243)  (274,026)   (186,939)   (696,013)    (76,608)        (40)  (2,374,869)
Death benefits...............................           --         --          --     (25,291)         --          --      (25,291)
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
transactions.................................   (1,310,123)  (245,257)     (9,241)   (867,543)   (120,685)    (42,684)  (2,595,533)
----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year..............   12,345,911  1,612,990   1,419,263   6,093,307   1,737,945     222,623   23,432,039
----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year....................  $13,043,378  $1,395,534 $1,422,314  $5,876,894  $1,597,958  $  185,071  $23,521,149
----------------------------------------------------------------------------------------------------------------------------------
ACCUMULATION UNIT ACTIVITY
----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at beginning of year.......    3,739,368  1,249,006   1,030,438   2,652,684   1,068,232     112,267
Net transfers*...............................      (20,628)    31,341      86,005     (11,417)    (22,468)    (15,967)
Transfers for policy loans...................      (31,349)   (14,304)     45,513     (50,916)     (5,690)       (201)
Contract terminations:
Surrender benefits...........................     (315,316)  (210,820)   (140,175)   (292,276)    (48,802)        (21)
Death benefits...............................           --         --          --     (10,406)         --          --
----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year.............    3,372,075  1,055,223   1,021,781   2,287,669     991,272      96,078
----------------------------------------------------------------------------------------------------------------------------------
*Includes transfer activity from (to) other subaccounts and transfers from (to) IDS Life's fixed account.
 See accompanying notes to financial
statements.

IDS LIFE VARIABLE ACCOUNT FOR SMITH BARNEY
NOTES TO FINANCIAL STATEMENTS
-----------------------------------------------------------------
1. ORGANIZATION

IDS Life Variable Account for Smith Barney (the Variable Account) was established under Minnesota law on April 23, 1986 as a segregated asset account of IDS Life Insurance Company (IDS Life). The Variable Account is registered as a single unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). Operations of the Variable Account commenced on Oct. 3, 1986.

The Variable Account is comprised of various subaccounts. Each subaccount invests exclusively in shares of one of the following portfolios (the Funds) of IDS Life Series Fund, Inc. (IDS Life Series Fund) or in the Trust. IDS Life Series Fund is registered under the 1940 Act as a diversified, open-end management investment company. The Trust is registered under the 1940 Act as a unit investment trust. The Funds have the following investment managers and the Trust has the following sponsor.

  INVESTS EXCLUSIVELY IN   INVESTMENT
SUBACCOUNT SHARES OF       MANAGER/SPONSOR
----------------------------------------------------
  IDS Life Series Fund     IDS Life Insurance
SAP Equity Portfolio......... Company(1)
  IDS Life Series Fund     IDS Life Insurance
SMM Money Market Portfolio... Company(1)
  IDS Life Series Fund     IDS Life Insurance
SHI Income Portfolio......... Company(1)
  IDS Life Series Fund     IDS Life Insurance
STR Managed Portfolio........ Company(1)
  IDS Life Series Fund
  Government Securities    IDS Life Insurance
SGO Portfolio................ Company(1)
S04 2004 Trust............... Smith Barney Inc.
----------------------------------------------------
(1)American Express Financial Corporation (AEFC) is
the investment advisor.

The assets of each subaccount of the Variable Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by IDS Life.

--------------------------------------------------------------------------------
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS IN THE FUNDS
Investments in shares of the Funds are stated at market value which is the net asset value per share as determined by the respective Funds. Investment transactions are accounted for on the date the shares are purchased and sold. The cost of investments sold and redeemed is determined on the average cost method. Dividend distributions received from the Funds are reinvested in additional shares of the Funds and are recorded as income by the subaccounts on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the subaccounts' share of the Funds' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

INVESTMENTS IN THE TRUST
Investments in units of the Trust are stated at market value which is the net asset value per unit as determined by the Trust. Investment transactions are accounted for on the date the units are purchased and sold. The cost of investments sold and redeemed is determined on the average cost method.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the subaccount's share of the Trust's undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that

IDS LIFE VARIABLE ACCOUNT FOR SMITH BARNEY

--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
IDS Life is taxed as a life insurance company. The Variable Account is treated as part of IDS Life for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Variable Account.

--------------------------------------------------------------------------------
3. MORTALITY CHARGE

IDS Life deducts a mortality charge equal (except as explained below), on an annual basis, to 0.5% of the daily net asset value of the Variable Account. Prior to the maturity date of the policy, the death benefit will always be higher than the policy value. This deduction will enable IDS Life to pay this additional amount. Although IDS Life does not expect to charge more than the rate mentioned above, its charge for providing life insurance protection could be greater. If, at any time, IDS Life assesses a charge higher than 0.5% for a policy, it will waive any surrender charges which may exist on that policy. IDS Life guarantees that its charge will never be greater than an amount based upon the 1958 Commissioners' Standard Ordinary Mortality Table.

--------------------------------------------------------------------------------
4. MORTALITY AND EXPENSE RISK CHARGE

IDS Life makes contractual assurances to the Variable Account that possible future adverse changes in administrative expenses and mortality experience of the policy owners and beneficiaries will not affect the Variable Account. The mortality and expense risk fee paid to IDS Life is computed daily and is equal, on an annual basis, to 0.6% of the daily net asset value of the Variable Account.

--------------------------------------------------------------------------------
5. MINIMUM DEATH BENEFIT GUARANTEE RISK CHARGE

IDS Life deducts a minimum death benefit guarantee risk charge equal, on an annual basis, to 0.4% of the daily net asset value of the Variable Account. This deduction is made to compensate IDS Life for the risk it assumes by providing a guaranteed minimum death benefit. The deduction is made from the Variable Account and computed on a daily basis. This charge is guaranteed for the life of the contract and may not be increased.

--------------------------------------------------------------------------------
6. ISSUE AND ADMINISTRATIVE EXPENSE CHARGE

IDS Life deducts a charge to compensate it for expenses it incurs in administering the policy, such as the costs of underwriting the policy, conducting any medical examinations, establishing and maintaining records, and providing reports to policy owners. This charge is deducted daily and is equivalent, on an annual basis, to 0.4% of the daily net asset value of the Variable Account during the first 10 years of the policy, and to 0.3% thereafter. This charge was reduced to 0.3% for all policy owners in 1997. There is not necessarily a relationship between the amount of the charge imposed on a particular policy and the amount of administrative expenses that may be attributable to that policy.

IDS LIFE VARIABLE ACCOUNT FOR SMITH BARNEY

--------------------------------------------------------------------------------

7. PREMIUM TAX CHARGE

To cover the premium taxes assessed by the various states and to compensate IDS Life for the premium tax expense it incurs when issuing the policy, IDS Life deducted a charge equivalent, on an annual basis, to 0.2% of the daily net asset value of the Variable Account during the first 10 policy years. This charge was eliminated for all policy owners in 1997.

--------------------------------------------------------------------------------
8. DISTRIBUTION EXPENSE CHARGE

IDS Life incurred certain sales and other distribution expenses at the time the policies were issued. This charge was equal, on an annual basis, to 0.3% of the daily average net asset value of the Variable Account for the first 10 policy years. This charge was eliminated for all policy owners in 1997. IDS Life anticipates that this charge, together with any applicable surrender charge, will cover the expected costs of distributing the policies. In no event will the sum of the surrender charge deducted on surrender and cumulative distribution expense charges previously deducted exceed 9% of the single premium paid.

--------------------------------------------------------------------------------
9. TRANSACTION CHARGE

IDS Life makes a daily charge against the assets of each subaccount investing in the Trust. This charge is intended to reimburse IDS Life for the transaction charge paid directly by IDS Life to Smith Barney Inc. on the sale of the Trust units to the Variable Account. IDS Life pays these amounts from its general account assets. The amount of the asset charge is equivalent to an effective annual rate of 0.25% of the account value invested in the Trust. This amount may be increased in the future but in no event will it exceed an effective annual rate of 0.5% of the Variable Account value. The charge will be cost-based (taking into account a loss of interest) with no anticipated element of profit for IDS Life.

--------------------------------------------------------------------------------
10. SURRENDER CHARGE

IDS Life will use a surrender charge to help it recover certain selling expenses. The surrender charge will be deducted during the first eight policy years. Further, IDS Life guarantees that the total cumulative distribution expense charges and the surrender charge will never exceed 9% of the single premium. Charges by IDS Life for surrenders are not identified on an individual segregated asset account basis. Charges for all segregated asset accounts amounted to $17,936,810 in 1998, $14,502,145 in 1997 and $11,956,753 in 1996.
Such charges are not treated as a separate expense of the subaccounts or Variable Account. They are ultimately deducted from contact surrender benefits paid by IDS Life.

IDS LIFE VARIABLE ACCOUNT FOR SMITH BARNEY

--------------------------------------------------------------------------------

11. INVESTMENT IN SHARES/UNITS

The subaccounts' investment in shares of the Funds and units of the Trust as of Dec. 31, 1998 were as follows:

SUBACCOUNT INVESTMENT                            SHARES/UNITS      NAV
------------------------------------------------------------------------
SAP IDS Life Series Fund Equity Portfolio........      527,763   $ 27.54
  IDS Life Series Fund Money Market
SMM Portfolio....................................    1,048,041      1.00
SHI IDS Life Series Fund Income Portfolio........      150,073     10.03
STR IDS Life Series Fund Managed Portfolio.......      356,347     19.10
  IDS Life Series Fund Government Securities
SGO Portfolio....................................      127,469     10.37
S04 2004 Trust...................................      267,535      0.76
------------------------------------------------------------------------

--------------------------------------------------------------------------------
12. INVESTMENT TRANSACTIONS

The subaccounts' purchases of Fund shares or Trust units, including reinvestment of dividend distributions, were as follows:

                                                        YEAR ENDED DEC. 31,
                                                 ----------------------------------
SUBACCOUNT INVESTMENT                               1998        1997        1996
-----------------------------------------------------------------------------------
SAP IDS Life Series Fund Equity Portfolio........ $3,207,080 $2,150,762  $2,920,271
  IDS Life Series Fund Money Market
SMM Portfolio....................................  1,032,539  1,004,752     885,621
SHI IDS Life Series Fund Income Portfolio........    194,806    147,744     437,164
STR IDS Life Series Fund Managed Portfolio.......    584,580    954,707     470,506
  IDS Life Series Fund Government Securities
SGO Portfolio....................................     89,312    253,124      72,982
S04 2004 Trust...................................         --      7,115     502,585
-----------------------------------------------------------------------------------
  Combined Variable Account                      $5,108,317  $4,518,204  $5,289,129
-----------------------------------------------------------------------------------

--------------------------------------------------------------------------------
13. YEAR 2000 ISSUE (UNAUDITED)

The Year 2000 issue is the result of computer programs having been written using two digits rather than four to define a year. Any programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than 2000. This could result in the failure of major systems or miscalculations, which could have a material impact on the operations of IDS Life and the Variable Account. IDS Life and the Variable Account have no computer systems of their own but are dependent upon the systems of AEFC and certain other third parties.

A comprehensive review of AEFC's computer systems and business processes has been conducted to identify the major systems that could be affected by the Year 2000 issue. Steps are being taken to resolve any potential problems including modification to existing software and the purchase of new software. These measures are scheduled to be completed and tested on a timely basis. AEFC's target date for substantially completing corrective measures on business critical systems was Dec. 31, 1998. Substantial testing of these systems was targeted for completion early in 1999. AEFC is currently on track with this schedule and is also on track to finish the work on non-critical systems by June 30, 1999. The Year 2000 readiness of other third parties whose system failures could have an impact on IDS Life's and the Variable Account's operations continues to be evaluated. The potential materiality of any such impact is not known at this time.

AEFC's Year 2000 project includes establishing Year 2000 contingency plans for all key business units. Business continuation plans, which address business continuation in the event of a system disruption, are in place for all key business units. These plans are being amended to include specific Year 2000 considerations and will continue to be refined throughout 1999 as additional information related to potential Year 2000 exposure is gathered.

IDS LIFE VARIABLE ACCOUNT FOR SMITH BARNEY

CONDENSED FINANCIAL INFORMATION (UNAUDITED)
-----------------------------------------------------------------
The following table gives per-unit information about the financial history of each subaccount.

                                                                                     YEAR ENDED DEC. 31,
                                                            ----------------------------------------------------------------------
                                                             1998    1997    1996    1995    1994    1993    1992    1991    1990
----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT SAP (INVESTING IN SHARES OF IDS LIFE SERIES FUND
EQUITY PORTFOLIO)
Accumulation unit value at beginning of period............  $4.59   $3.87   $3.30   $2.44   $2.43   $2.20   $2.14   $1.32   $1.35
Accumulation unit value at end of period..................  $4.91   $4.59   $3.87   $3.30   $2.44   $2.43   $2.20   $2.14   $1.32
Number of accumulation units outstanding at end of period
(000 omitted).............................................  2,959   3,193   3,372   3,739   4,143   4,254   4,592   4,902   5,464
----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT SMM (INVESTING IN SHARES OF IDS LIFE SERIES FUND
MONEY MARKET PORTFOLIO)
Accumulation unit value at beginning of period............  $1.37   $1.32   $1.29   $1.25   $1.24   $1.24   $1.23   $1.18   $1.13
Accumulation unit value at end of period..................  $1.41   $1.37   $1.32   $1.29   $1.25   $1.24   $1.24   $1.23   $1.18
Number of accumulation units outstanding at end of period
(000 omitted).............................................    742     653   1,055   1,249     787     982   1,452   1,822   2,038
----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT SHI (INVESTING IN SHARES OF IDS LIFE SERIES FUND
INCOME PORTFOLIO)
Accumulation unit value at beginning of period............  $1.47   $1.39   $1.38   $1.16   $1.24   $1.11   $1.04   $0.92   $1.13
Accumulation unit value at end of period..................  $1.53   $1.47   $1.39   $1.38   $1.16   $1.24   $1.11   $1.04   $0.92
Number of accumulation units outstanding at end of period
(000 omitted).............................................    986     995   1,021   1,030   1,064   1,144     901     947   1,310
----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT STR (INVESTING IN SHARES OF IDS LIFE SERIES FUND
MANAGED PORTFOLIO)
Accumulation unit value at beginning of period............  $2.97   $2.57   $2.30   $1.98   $2.01   $1.72   $1.59   $1.23   $1.25
Accumulation unit value at end of period..................  $3.34   $2.97   $2.57   $2.30   $1.98   $2.01   $1.72   $1.59   $1.23
Number of accumulation units outstanding at end of period
(000 omitted).............................................  2,038   2,180   2,287   2,653   3,145   3,397   3,515   3,784   4,173
----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT SGO (INVESTING IN SHARES OF IDS LIFE SERIES FUND
GOVERNMENT SECURITIES PORTFOLIO)
Accumulation unit value at beginning of period............  $1.72   $1.61   $1.63   $1.41   $1.52   $1.39   $1.33   $1.17   $1.12
Accumulation unit value at end of period..................  $1.83   $1.72   $1.61   $1.63   $1.41   $1.52   $1.39   $1.33   $1.17
Number of accumulation units outstanding at end of period
(000 omitted).............................................    723     806     991   1,068     995   1,264   1,486   1,724   1,548
----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT S04 (INVESTING IN SHARES OF 2004 TRUST)
Accumulation unit value at beginning of period............  $2.09   $1.90   $1.98   $1.55   $1.74   $1.47   $1.38   $1.17   $1.16
Accumulation unit value at end of period..................  $2.28   $2.09   $1.90   $1.98   $1.55   $1.74   $1.47   $1.38   $1.17
Number of accumulation units outstanding at end of period
(000 omitted).............................................     88      88      96     112     140     139     280     261     605
----------------------------------------------------------------------------------------------------------------------------------


                                                             1989
----------------------------------------------------------
SUBACCOUNT SAP (INVESTING IN SHARES OF IDS LIFE SERIES FUN
EQUITY PORTFOLIO)
Accumulation unit value at beginning of period............  $1.05
Accumulation unit value at end of period..................  $1.35
Number of accumulation units outstanding at end of period
(000 omitted).............................................  5,590
----------------------------------------------------------
SUBACCOUNT SMM (INVESTING IN SHARES OF IDS LIFE SERIES FUN
MONEY MARKET PORTFOLIO)
Accumulation unit value at beginning of period............  $1.08
Accumulation unit value at end of period..................  $1.13
Number of accumulation units outstanding at end of period
(000 omitted).............................................  2,005
----------------------------------------------------------
SUBACCOUNT SHI (INVESTING IN SHARES OF IDS LIFE SERIES FUN
INCOME PORTFOLIO)
Accumulation unit value at beginning of period............  $1.18
Accumulation unit value at end of period..................  $1.13
Number of accumulation units outstanding at end of period
(000 omitted).............................................  2,331
----------------------------------------------------------
SUBACCOUNT STR (INVESTING IN SHARES OF IDS LIFE SERIES FUN
MANAGED PORTFOLIO)
Accumulation unit value at beginning of period............  $1.09
Accumulation unit value at end of period..................  $1.25
Number of accumulation units outstanding at end of period
(000 omitted).............................................  4,388
----------------------------------------------------------
SUBACCOUNT SGO (INVESTING IN SHARES OF IDS LIFE SERIES FUN
GOVERNMENT SECURITIES PORTFOLIO)
Accumulation unit value at beginning of period............  $1.04
Accumulation unit value at end of period..................  $1.12
Number of accumulation units outstanding at end of period
(000 omitted).............................................  1,598
----------------------------------------------------------
SUBACCOUNT S04 (INVESTING IN SHARES OF 2004 TRUST)
Accumulation unit value at beginning of period............  $0.96
Accumulation unit value at end of period..................  $1.16
Number of accumulation units outstanding at end of period
(000 omitted).............................................    636
----------------------------------------------------------

IDS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN EXPRESS FINANCIAL CORPORATION)

IDS LIFE FINANCIAL INFORMATION
-----------------------------------------------------------------

The financial statements shown below are those of the insurance company and not those of any other entity. They are included for the purpose of informing the investor as to the financial condition of the insurance company and its ability to carry out its obligations under its variable contracts.

IDS LIFE INSURANCE COMPANY
-----------------------------------------------------------------

CONSOLIDATED BALANCE SHEETS                                        DEC. 31, 1998    DEC. 31, 1997
ASSETS                                                        ($ thousands, except share amounts)
-------------------------------------------------------------------------------------------------
Investments:
Fixed maturities:
Held to maturity, at amortized cost (fair value: 1998,
$8,420,035; 1997, $9,743,410)....................................  $  7,964,114     $  9,315,450
Available for sale, at fair value (amortized cost: 1998,
$13,344,949; 1997, $12,515,030)..................................    13,613,139       12,876,694
Mortgage loans on real estate....................................     3,505,458        3,618,647
Policy loans.....................................................       525,431          498,874
Other investments................................................       366,604          318,591
-------------------------------------------------------------------------------------------------
Total investments................................................    25,974,746       26,628,256
-------------------------------------------------------------------------------------------------
Cash and cash equivalents........................................        22,453           19,686
Amounts recoverable from reinsurers..............................       262,260          205,716
Amounts due from brokers.........................................           327            8,400
Other accounts receivable........................................        47,963           37,895
Accrued investment income........................................       366,574          357,390
Deferred policy acquisition costs................................     2,496,352        2,479,577
Other assets.....................................................        30,487           22,700
Separate account assets..........................................    27,349,401       23,214,504
-------------------------------------------------------------------------------------------------
Total assets.....................................................  $ 56,550,563     $ 52,974,124
-------------------------------------------------------------------------------------------------

LIABILITIES AND STOCKHOLDER'S EQUITY
-------------------------------------------------------------------------------------------------
Liabilities:
Future policy benefits:
Fixed annuities..................................................  $  21,172,303    $  22,009,747
Universal life-type insurance....................................      3,343,671        3,280,489
Traditional life insurance.......................................        225,306          213,676
Disability income and long-term care insurance...................        660,320          533,124
Policy claims and other policyholders' funds.....................         70,309           68,345
Deferred income taxes, net.......................................         16,930           61,582
Amounts due to brokers...........................................        195,406          381,458
Other liabilities................................................        410,285          345,383
Separate account liabilities.....................................     27,349,401       23,214,504
-------------------------------------------------------------------------------------------------
Total liabilities................................................     53,443,931       50,108,308
-------------------------------------------------------------------------------------------------
Stockholder's equity:
Capital stock, $30 par value per share; 100,000 shares
authorized, issued and outstanding...............................          3,000            3,000
Additional paid-in capital.......................................        288,327          290,847
Accumulated other comprehensive income, net of tax:
Net unrealized securities gains..................................        169,584          226,359
Retained earnings................................................      2,645,721        2,345,610
-------------------------------------------------------------------------------------------------
Total stockholder's equity.......................................      3,106,632        2,865,816
-------------------------------------------------------------------------------------------------
Total liabilities and stockholder's equity.......................  $  56,550,563    $  52,974,124
-------------------------------------------------------------------------------------------------

See accompanying notes.

IDS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN EXPRESS FINANCIAL CORPORATION)

--------------------------------------------------------------------------------

                                                                             YEARS ENDED DEC. 31,
                                                                      1998           1997            1996
CONSOLIDATED STATEMENTS OF INCOME                                               ($ thousands)
------------------------------------------------------------------------------------------------------------
Revenues:
Premiums:
Traditional life insurance.......................................  $   53,132       $   52,473    $   51,403
Disability income and long-term care insurance...................     176,298          154,021       131,518
------------------------------------------------------------------------------------------------------------
Total premiums...................................................     229,430          206,494       182,921
------------------------------------------------------------------------------------------------------------
Policyholder and contractholder charges..........................     383,965          341,726       302,999
Management and other fees........................................     401,057          340,892       271,342
Net investment income............................................   1,986,485        1,988,389     1,965,362
Net realized gain (loss) on investments..........................       6,902              860          (159)
------------------------------------------------------------------------------------------------------------
Total revenues...................................................   3,007,839        2,878,361     2,722,465
------------------------------------------------------------------------------------------------------------
Benefits and expenses:
Death and other benefits:
Traditional life insurance.......................................      29,835           28,951        26,919
Universal life-type insurance and investment contracts...........     108,349           92,814        85,017
Disability income and long-term care insurance...................      27,414           22,333        19,185
Increase in liabilities for future policy benefits:
Traditional life insurance.......................................       6,052            3,946         1,859
Disability income and long-term care insurance...................      73,305           63,631        57,230
Interest credited on universal life-type insurance and investment
contracts........................................................   1,317,124        1,386,448     1,370,468
Amortization of deferred policy acquisition costs................     382,642          322,731       278,605
Other insurance and operating expenses...........................     287,326          276,596       261,468
------------------------------------------------------------------------------------------------------------
Total benefits and expenses......................................   2,232,047        2,197,450     2,100,751
------------------------------------------------------------------------------------------------------------
Income before income taxes.......................................     775,792          680,911       621,714
Income taxes.....................................................     235,681          206,664       207,138
------------------------------------------------------------------------------------------------------------
Net income.......................................................  $  540,111       $  474,247    $  414,576
------------------------------------------------------------------------------------------------------------

See accompanying notes.

IDS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN EXPRESS FINANCIAL CORPORATION)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                    ACCUMULATED
CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY                                                       OTHER
                                                               TOTAL                  ADDITIONAL    COMPREHENSIVE
                                                            STOCKHOLDER'S CAPITAL      PAID-IN       INCOME,      RETAINED
THREE YEARS ENDED DEC. 31, 1998 ($ thousands)                 EQUITY       STOCK       CAPITAL      NET OF TAX    EARNINGS
---------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 1995................................  $2,331,708     $3,000       $278,814    $ 230,129    $1,819,765
Comprehensive income:
Net income................................................     414,576         --             --           --       414,576
Unrealized holding losses arising during the year, net of
deferred policy acquisition costs of $10,325 and taxes of
$82,982...................................................    (154,111)        --             --     (154,111)           --
Reclassification adjustment for losses included in net
income, net of tax of $(5,429)............................      10,084         --             --       10,084            --
                                                            -----------                             ----------
Other comprehensive loss..................................    (144,027)        --             --     (144,027)           --
                                                            -----------
Comprehensive income......................................     270,549         --             --           --            --
Capital contribution from parent..........................       4,801         --          4,801           --            --
Other changes.............................................       2,022         --             --           --         2,022
Cash dividends to parent..................................    (165,000)        --             --           --      (165,000)
                                                            ---------------------------------------------------------------
Balance, December 31, 1996................................   2,444,080      3,000        283,615       86,102     2,071,363
Comprehensive income:
Net income................................................     474,247         --             --           --       474,247
Unrealized holding gains arising during the year, net of
effect on deferred policy acquisition costs of $(7,714)
and taxes of $(75,215)....................................     139,686         --             --      139,686            --
Reclassification adjustment for losses included in net
income, net of tax of $(308)..............................         571         --             --          571            --
                                                            -----------                             ----------
Other comprehensive income................................     140,257         --             --      140,257            --
                                                            -----------
Comprehensive income......................................     614,504         --             --           --            --
Capital contribution from parent..........................       7,232         --          7,232           --            --
Cash dividends to parent..................................    (200,000)        --             --           --      (200,000)
                                                            ---------------------------------------------------------------
Balance, December 31, 1997................................   2,865,816      3,000        290,847      226,359     2,345,610
Comprehensive income:
Net income................................................     540,111         --             --           --       540,111
Unrealized holding losses arising during the year, net of
effect on deferred policy acquisition costs of $6,333 and
taxes of $32,826..........................................     (60,964)        --             --      (60,964)           --
Reclassification adjustment for losses included in net
income, net of tax of $(2,254)............................       4,189         --             --        4,189            --
                                                            -----------                             ----------
Other comprehensive loss..................................     (56,775)        --             --      (56,775)           --
                                                            -----------
Comprehensive income......................................     483,336         --             --           --            --
Other changes.............................................      (2,520)        --         (2,520)          --            --
Cash dividends to parent..................................    (240,000)        --             --           --      (240,000)
                                                            ---------------------------------------------------------------
Balance, December 31, 1998................................  $3,106,632     $3,000       $288,327    $ 169,584    $2,645,721
---------------------------------------------------------------------------------------------------------------------------

See accompanying notes.

IDS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN EXPRESS FINANCIAL CORPORATION)

--------------------------------------------------------------------------------

                                                                             YEARS ENDED DEC. 31,
                                                                      1998           1997           1996
CONSOLIDATED STATEMENTS OF CASH FLOWS                                             (thousands)
------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income.......................................................  $   540,111    $   474,247    $   414,576
Adjustments to reconcile net income to net cash provided by (used
in) operating activities:
Policy loan issuance, excluding universal life-type insurance....      (53,883)       (54,665)       (49,314)
Policy loan repayment, excluding universal life-type insurance...       57,902         46,015         41,179
Change in amounts recoverable from reinsurers....................      (56,544)       (47,994)       (43,335)
Change in other accounts receivable..............................      (10,068)         6,194         (4,981)
Change in accrued investment income..............................       (9,184)       (14,077)         4,695
Change in deferred policy acquisition costs, net.................      (10,443)      (156,486)      (294,755)
Change in liabilities for future policy benefits for traditional
life, disability income and long-term care insurance.............      138,826        112,915         97,479
Change in policy claims and other policyholders' funds...........        1,964        (15,289)        27,311
Change in deferred income tax provision (benefit)................      (19,122)        19,982        (65,609)
Change in other liabilities......................................       64,902         13,305         46,724
Amortization of premium (accretion of discount), net.............        9,170         (5,649)       (23,032)
Net realized (gain) loss on investments..........................       (6,902)          (860)           159
Policyholder and contractholder charges, non-cash................     (172,396)      (160,885)      (154,286)
Other, net.......................................................       10,786          7,161        (10,816)
------------------------------------------------------------------------------------------------------------
Net cash provided by (used in) operating activities..............  $   485,119    $   223,914    $   (14,005)
------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES:
Fixed maturities held to maturity:
Purchases........................................................  $    (1,020)   $    (1,996)   $   (43,751)
Maturities, sinking fund payments and calls......................    1,162,731        686,503        759,248
Sales............................................................      236,963        236,761        279,506
Fixed maturities available for sale:
Purchases........................................................   (4,100,238)    (3,160,133)    (2,299,198)
Maturities, sinking fund payments and calls......................    2,967,311      1,206,213      1,270,240
Sales............................................................      278,955        457,585        238,905
Other investments, excluding policy loans:
Purchases........................................................     (555,647)      (524,521)      (904,536)
Sales............................................................      579,038        335,765        236,912
Change in amounts due from brokers...............................        8,073          2,647        (11,047)
Change in amounts due to brokers.................................     (186,052)       119,471        140,369
------------------------------------------------------------------------------------------------------------
Net cash provided by (used in) investing activities..............      390,114       (641,705)      (333,352)
------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Activity related to universal life-type insurance and
investment contracts:
Considerations received..........................................    1,873,624      2,785,758      3,567,586
Surrenders and death benefits....................................   (3,792,612)    (3,736,242)    (4,250,294)
Interest credited to account balances............................    1,317,124      1,386,448      1,370,468
Universal life-type insurance policy loans:
Issuance.........................................................      (97,602)       (84,835)       (86,501)
Repayment........................................................       67,000         54,513         58,753
Capital transaction with parent..................................           --          7,232          4,801
Dividends paid...................................................     (240,000)      (200,000)      (165,000)
------------------------------------------------------------------------------------------------------------
Net cash provided by financing activities........................     (872,466)       212,874        499,813
------------------------------------------------------------------------------------------------------------
Net (decrease) increase in cash and cash equivalents.............        2,767       (204,917)       152,456
Cash and cash equivalents at beginning of year...................       19,686        224,603         72,147
------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of year.........................  $    22,453    $    19,686    $   224,603
------------------------------------------------------------------------------------------------------------

See accompanying notes.

IDS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN EXPRESS FINANCIAL CORPORATION)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS ($ THOUSANDS)
-----------------------------------------------------------------
1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS
IDS Life Insurance Company (the Company) is a stock life insurance company organized under the laws of the State of Minnesota. The Company is a wholly owned subsidiary of American Express Financial Corporation (AEFC), which is a wholly owned subsidiary of American Express Company. The Company serves residents of all states except New York. IDS Life Insurance Company of New York is a wholly owned subsidiary of the Company and serves New York State residents. The Company also wholly owns American Enterprise Life Insurance Company, American Centurion Life Assurance Company, American Partners Life Insurance Company and American Express Corporation.

The Company's principal products are deferred annuities and universal life insurance, which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. Immediate annuities are offered as well. The Company's insurance products include universal life (fixed and variable), whole life, single premium life and term products (including waiver of premium and accidental death benefits). The Company also markets disability income and long-term care insurance.

BASIS OF PRESENTATION
The accompanying consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries. All material intercompany accounts and transactions have been eliminated in consolidation.

The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities (see Note 4).

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENTS
Fixed maturities that the Company has both the positive intent and the ability to hold to maturity are classified as held to maturity and carried at amortized cost. All other fixed maturities and all marketable equity securities are classified as available for sale and carried at fair value. Unrealized gains and losses on securities classified as available for sale are reported as a separate component of other comprehensive income, net of deferred policy acquisition costs and deferred taxes.

Realized investment gain or loss is determined on an identified cost basis.

Prepayments are anticipated on certain investments in mortgage-backed securities in determining the constant effective yield used to recognize interest income. Prepayment estimates are based on information received from brokers who deal in mortgage-backed securities.

Mortgage loans on real estate are carried at amortized cost less reserves for mortgage loan losses. The estimated fair value of the mortgage loans is determined by a discounted cash flow analysis using mortgage interest rates currently offered for mortgages of similar maturities.

Impairment of mortgage loans is measured as the excess of a loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate, or the fair value of collateral. The amount of the impairment is recorded in a reserve for mortgage loan losses. The reserve for mortgage loan losses is maintained at a level that management believes is adequate to absorb estimated losses in the portfolio. The level of the reserve account is determined based on several factors, including historical

IDS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN EXPRESS FINANCIAL CORPORATION)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS ($ THOUSANDS) (CONTINUED)
--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) experience, expected future principal and interest payments, estimated collateral values, and current and anticipated economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses.

The Company generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

The cost of interest rate caps and floors is amortized to investment income over the life of the contracts and payments received as a result of these agreements are recorded as investment income when realized. The amortized cost of interest rate caps and floors is included in other investments. Amounts paid or received under interest rate swap agreements are recognized as an adjustment to investment income.

The Company purchases and writes index options to hedge the fee income earned on the management of equity securities in separate accounts and the underlying mutual funds. These index options are carried at market value and are included in other investments or other liabilities, as appropriate. Gains or losses on index options that qualify as hedges are deferred and recognized in management and other fees in the same period as the hedged fee income. Gains or losses on index options that do not qualify as hedges are marked to market through the income statement.

The Company also uses index options to manage the risks related to a certain annuity product that pays interest based upon the relative change in a major stock market index between the beginning and end of the product's term. Purchased options used in conjunction with this product are reported in other investments and written options are included in other liabilities. The amortization of the cost of purchased options, the proceeds of written options and the changes in intrinsic value of the contracts are included in net investment income.

Policy loans are carried at the aggregate of the unpaid loan balances which do not exceed the cash surrender values of the related policies.

When evidence indicates a decline, which is other than temporary, in the underlying value or earning power of individual investments, such investments are written down to the fair value by a charge to income.

STATEMENTS OF CASH FLOWS
The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost, which approximates fair value.

Supplementary information to the consolidated statements of cash flows for the years ended December 31 is summarized as follows:

                                       1998      1997      1996
-----------------------------------------------------------------
CASH PAID DURING THE YEAR FOR:
Income taxes.......................  $215,003  $174,472  $317,283
Interest on borrowings.............    14,529     8,213     4,119
-----------------------------------------------------------------

RECOGNITION OF PROFITS ON ANNUITY CONTRACTS AND INSURANCE POLICIES
Profits on fixed deferred annuities are recognized by the Company over the lives of the contracts, using primarily the interest method. Profits represent the excess of investment income earned from investment of contract considerations over interest credited to contract owners and other expenses.

IDS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN EXPRESS FINANCIAL CORPORATION)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS ($ THOUSANDS) (CONTINUED)
--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
The retrospective deposit method is used in accounting for universal life-type insurance. Under this method, profits are recognized over the lives of the policies in proportion to the estimated gross profits expected to be realized.

Premiums on traditional life, disability income and long-term care insurance policies are recognized as revenue when due, and related benefits and expenses are associated with premium revenue in a manner that results in recognition of profits over the lives of the insurance policies. This association is accomplished by means of the provision for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

Policyholder and contractholder charges include the monthly cost of insurance charges, issue and administrative fees and surrender charges. These charges also include the minimum death benefit guarantee fees received from the variable life insurance separate accounts. Management and other fees include investment management fees from underlying proprietary mutual funds and mortality and expense risk fees received from the variable annuity and variable life insurance separate accounts.

DEFERRED POLICY ACQUISITION COSTS
The costs of acquiring new business, principally sales compensation, policy issue costs, underwriting and certain sales expenses, have been deferred on insurance and annuity contracts. The deferred acquisition costs for most single premium deferred annuities and installment annuities are amortized using primarily the interest method. The costs for universal life-type insurance and certain installment annuities are amortized as a percentage of the estimated gross profits expected to be realized on the policies. For traditional life, disability income and long-term care insurance policies, the costs are amortized over an appropriate period in proportion to premium revenue.

LIABILITIES FOR FUTURE POLICY BENEFITS
Liabilities for universal life-type insurance and deferred annuities are accumulation values.

Liabilities for fixed annuities in a benefit status are based on established industry mortality tables and interest rates ranging from 5% to 9.5%, depending on year of issue.

Liabilities for future benefits on traditional life insurance are based on the net level premium method, using anticipated mortality, policy persistency and interest earning rates. Anticipated mortality rates are based on established industry mortality tables. Anticipated policy persistency rates vary by policy form, issue age and policy duration with persistency on cash value plans generally anticipated to be better than persistency on term insurance plans. Anticipated interest rates range from 4% to 10%, depending on policy form, issue year and policy duration.

Liabilities for future disability income and long-term care policy benefits include both policy reserves and claim reserves. Policy reserves are based on the net level premium method, using anticipated morbidity, mortality, policy persistency and interest earning rates. Anticipated morbidity and mortality rates are based on established industry morbidity and mortality tables. Anticipated policy persistency rates vary by policy form, issue age, policy duration and, for disability income policies, occupation class. Anticipated interest rates for disability income and long-term care policy reserves are 3% to 9.5% at policy issue and grade to ultimate rates of 5% to 7% over 5 to 10 years.

Claim reserves are calculated based on claim continuance tables and anticipated interest earnings. Anticipated claim continuance rates are based on established industry tables. Anticipated interest rates for claim reserves for both disability income and long-term care range from 6% to 8%.

REINSURANCE
The maximum amount of life insurance risk retained by the Company on any one life is $750 of life benefit plus $50 of accidental death benefits. The maximum amount of life insurance risk retained on any joint-life

IDS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN EXPRESS FINANCIAL CORPORATION)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS ($ THOUSANDS) (CONTINUED)
--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) combination is $1,500. The excesses are reinsured with other life insurance companies, primarily on a yearly renewable term basis. Long-term care policies are primarily reinsured on a coinsurance basis. Beginning in 1998, the Company retains all disability income and waiver of premium risk.

FEDERAL INCOME TAXES
The Company's taxable income is included in the consolidated federal income tax return of American Express Company. The Company provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

Included in other liabilities at December 31, 1998 and 1997 are $26,291 payable to and $12,061, receivable from, respectively, AEFC for federal income taxes.

SEPARATE ACCOUNT BUSINESS
The separate account assets and liabilities represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners. The Company receives investment management fees from the proprietary mutual funds used as investment options for variable annuities and variable life insurance. The Company receives mortality and expense risk fees from the separate accounts.

The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. The Company also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.

For variable life insurance, the Company guarantees that the rates at which insurance charges and administrative fees are deducted from contract funds will not exceed contractual maximums. The Company also guarantees that the death benefit will continue payable at the initial level regardless of investment performance so long as minimum premium payments are made.

ACCOUNTING CHANGES
Effective January 1, 1998, the Company adopted SFAS No. 130, "Reporting Comprehensive Income." SFAS No. 130 requires the reporting and display of comprehensive income and its components. Comprehensive income is defined as the aggregate change in stockholder's equity excluding changes in ownership interests. For the Company, it is net income and the unrealized gains or losses on available-for-sale securities, net of the effect on deferred policy acquisition costs, taxes and reclassification adjustment.

In March 1998, the American Institute of Certified Public Accountants (AICPA) issued Statement of Position (SOP) 98-1, "Accounting for Costs of Computer Software Developed or Obtained for Internal Use." The SOP, which is effective January 1, 1999, requires the capitalization of certain costs incurred after the date of adoption to develop or obtain software for internal use. Software utilized by the Company is owned by AEFC and will be capitalized by AEFC. As a result, the new rule will not have a material impact on the Company's results of operations or financial condition.

In December 1997, the AICPA issued SOP 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments," providing guidance for the timing of recognition of liabilities related to guaranty fund assessments. The Company will adopt the SOP on January 1, 1999. The Company has historically carried a balance

IDS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN EXPRESS FINANCIAL CORPORATION)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS ($ THOUSANDS) (CONTINUED)
--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) in other liabilities on the balance sheet for potential guaranty fund assessment exposure. Adoption of the SOP will not have a material impact on the Company's results of operations or financial condition.

In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," which is effective January 1, 2000. This Statement establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. The accounting for changes in the fair value of a derivative depends on the intended use of the derivative and the resulting designation. Earlier application of all of the provisions of this Statement is encouraged, but it is permitted only as of the beginning of any fiscal quarter that begins after issuance of the Statement. This Statement cannot be applied retroactively. The ultimate financial impact of the new rule will be measured based on the derivatives in place at adoption and cannot be estimated at this time.

RECLASSIFICATION
Certain 1997 and 1996 amounts have been reclassified to conform to the 1998 presentation.

--------------------------------------------------------------------------------
2. INVESTMENTS

Fair values of investments in fixed maturities represent quoted market prices and estimated values when quoted prices are not available. Estimated values are determined by established procedures involving, among other things, review of market indices, price levels of current offerings of comparable issues, price estimates and market data from independent brokers and financial files.

The amortized cost, gross unrealized gains and losses and fair values of investments in fixed maturities and equity securities at December 31, 1998 are as follows:

                                                               GROSS         GROSS
                                                AMORTIZED   UNREALIZED    UNREALIZED        FAIR
HELD TO MATURITY                                  COST         GAINS        LOSSES         VALUE
----------------------------------------------------------------------------------------------------
U.S. Government agency obligations...........  $   39,888     $  4,460      $     --    $     44,348
State and municipal obligations..............       9,683          491            --          10,173
Corporate bonds and obligations..............   6,305,476      447,752        27,087       6,726,141
Mortgage-backed securities...................   1,609,067       30,458           152       1,639,373
----------------------------------------------------------------------------------------------------
                                               $7,964,114     $483,161      $ 27,239    $  8,420,035
----------------------------------------------------------------------------------------------------

                                                               GROSS         GROSS
                                                AMORTIZED   UNREALIZED    UNREALIZED        FAIR
AVAILABLE FOR SALE                                COST         GAINS        LOSSES         VALUE
----------------------------------------------------------------------------------------------------
U.S. Government agency obligations...........  $   52,043     $  3,324      $     --    $     55,367
State and municipal obligations..............      11,060        1,231            --          12,291
Corporate bonds and obligations..............   7,332,344      271,174       155,181       7,448,337
Mortgage-backed securities...................   5,949,502      151,511         3,869       6,097,144
----------------------------------------------------------------------------------------------------
Total fixed maturities.......................  13,344,949      427,240       159,050      13,613,139
Equity securities............................       3,000          158            --           3,158
----------------------------------------------------------------------------------------------------
                                               $13,347,949    $427,398      $159,050    $ 13,616,297
----------------------------------------------------------------------------------------------------

IDS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN EXPRESS FINANCIAL CORPORATION)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS ($ THOUSANDS) (CONTINUED)
--------------------------------------------------------------------------------

2. INVESTMENTS (CONTINUED)
The amortized cost, gross unrealized gains and losses and fair values of investmentsin fixed maturities and equity securities at December 31, 1997 are as follows:

                                                               GROSS         GROSS
                                                AMORTIZED   UNREALIZED    UNREALIZED
HELD TO MATURITY                                  COST         GAINS        LOSSES       FAIR VALUE
-----------------------------------------------------------------------------------------------------
U.S. Government agency obligations...........  $   41,932     $  2,949      $    --     $      44,881
State and municipal obligations..............       9,684          568           --            10,252
Corporate bonds and obligations..............   7,280,646      415,700        9,322         7,687,024
Mortgage-backed securities...................   1,983,188       25,976        7,911         2,001,253
-----------------------------------------------------------------------------------------------------
                                               $9,315,450     $445,193      $17,233     $   9,743,410
-----------------------------------------------------------------------------------------------------

                                                               GROSS         GROSS
                                                AMORTIZED   UNREALIZED    UNREALIZED        FAIR
AVAILABLE FOR SALE                                COST         GAINS        LOSSES          VALUE
-----------------------------------------------------------------------------------------------------
U.S. Government agency obligations...........  $   65,291     $  4,154      $    --     $      69,445
State and municipal obligations..............      11,045        1,348           --            12,393
Corporate bonds and obligations..............   5,308,129      232,761       30,198         5,510,692
Mortgage-backed securities...................   7,130,565      160,478        6,879         7,284,164
-----------------------------------------------------------------------------------------------------
Total fixed maturities.......................  12,515,030      398,741       37,077        12,876,694
Equity securities............................       3,000          361           --             3,361
-----------------------------------------------------------------------------------------------------
                                               $12,518,030    $399,102      $37,077     $  12,880,055
-----------------------------------------------------------------------------------------------------

The amortized cost and fair value of investments in fixed maturities at December 31, 1998 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                           AMORTIZED      FAIR
HELD TO MATURITY                             COST         VALUE
------------------------------------------------------------------
Due in one year or less.................  $  354,296   $   359,020
Due from one to five years..............   2,111,369     2,249,847
Due from five to ten years..............   3,012,227     3,189,789
Due in more than ten years..............     877,155       982,006
Mortgage-backed securities..............   1,609,067     1,639,373
------------------------------------------------------------------
                                          $7,964,114   $ 8,420,035
------------------------------------------------------------------

                                           AMORTIZED      FAIR
AVAILABLE FOR SALE                           COST         VALUE
------------------------------------------------------------------
Due in one year or less.................  $  102,463   $   104,475
Due from one to five years..............     682,336       725,859
Due from five to ten years..............   3,904,326     4,044,378
Due in more than ten years..............   2,718,659     2,654,382
Mortgage-backed securities..............   5,937,165     6,084,045
------------------------------------------------------------------
                                          $13,344,949  $13,613,139
------------------------------------------------------------------

During the years ended December 31, 1998, 1997 and 1996, fixed maturities classified as held to maturity were sold with amortized cost of $230,036, $229,848 and $277,527, respectively. Net gains and losses on these sales were not significant. The sale of these fixed maturities was due to significant deterioration in the issuers' credit worthiness.

Fixed maturities available for sale were sold during 1998 with proceeds of $278,955 and gross realized gains and losses of $15,658 and $22,102, respectively. Fixed maturities

IDS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN EXPRESS FINANCIAL CORPORATION)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS ($ THOUSANDS) (CONTINUED)
--------------------------------------------------------------------------------

2. INVESTMENTS (CONTINUED)
available for sale were sold during 1997 with proceeds of $457,585 and gross realized gains and losses of $6,639 and $7,518, respectively. Fixed maturities available for sale were sold during 1996 with proceeds of $238,905 and gross realized gains and losses of $571 and $16,084, respectively.

At December 31, 1998, bonds carried at $14,302 were on deposit with various states as required by law.

At December 31, 1998, investments in fixed maturities comprised 83 percent of the Company's total invested assets. These securities are rated by Moody's and Standard & Poor's (S&P), except for securities carried at approximately $3.6 billion which are rated by AEFC's internal analysts using criteria similar to Moody's and S&P. A summary of investments in fixed maturities, at amortized cost, by rating on December 31 is as follows:

RATING                                       1998         1997
------------------------------------------------------------------
Aaa/AAA.................................  $ 7,629,628  $ 9,195,619
Aaa/AA..................................        2,277           --
Aa/AA...................................      308,053      232,451
Aa/A....................................      301,325      246,792
A/A.....................................    2,525,283    2,787,936
A/BBB...................................    1,148,736    1,200,345
Baa/BBB.................................    6,237,014    5,226,616
Baa/BB..................................      492,696      475,084
Below investment grade..................    2,664,051    2,465,637
------------------------------------------------------------------
                                          $21,309,063  $21,830,480
------------------------------------------------------------------

At December 31, 1998, 93 percent of the securities rated Aaa/AAA are GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer are greater than one percent of the Company's total investments in fixed maturities. At December 31, 1998, approximately 13 percent of the Company's invested assets were mortgage loans on real estate. Summaries of mortgage loans by region of the United States and by type of real estate are as follows:

                                   DECEMBER 31, 1998            DECEMBER 31, 1997
--------------------------------------------------------------------------------------
                                ON BALANCE  COMMITMENTS     ON BALANCE    COMMITMENTS
REGION                            SHEET     TO PURCHASE       SHEET       TO PURCHASE
--------------------------------------------------------------------------------------
East North Central............  $ 750,705     $ 16,393     $  748,372       $ 32,462
West North Central............    491,006       81,648        456,934         14,340
South Atlantic................    839,233       21,020        922,172         14,619
Middle Atlantic...............    476,448        6,169        545,601         15,507
New England...................    263,761        2,824        316,250          2,136
Pacific.......................    195,851       16,946        184,917          3,204
West South Central............    136,841        1,412        125,227             --
East South Central............     46,029           --         60,274             --
Mountain......................    345,379        8,473        297,545         28,717
--------------------------------------------------------------------------------------
                                3,545,253      154,885      3,657,292        110,985
Less allowance for losses.....     39,795           --         38,645             --
--------------------------------------------------------------------------------------
                                $3,505,458    $154,885     $3,618,647       $110,985
--------------------------------------------------------------------------------------

IDS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN EXPRESS FINANCIAL CORPORATION)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS ($ THOUSANDS) (CONTINUED)
--------------------------------------------------------------------------------

2. INVESTMENTS (CONTINUED)

                                     DECEMBER 31, 1998             DECEMBER 31, 1997
-----------------------------------------------------------------------------------------
                                 ON BALANCE    COMMITMENTS     ON BALANCE    COMMITMENTS
PROPERTY TYPE                      SHEET       TO PURCHASE       SHEET       TO PURCHASE
-----------------------------------------------------------------------------------------
Department/retail stores......  $ 1,139,349    $    59,305    $ 1,189,203    $    27,314
Apartments....................      960,808          9,272      1,089,127         16,576
Office buildings..............      783,576         50,450        716,729         34,546
Industrial buildings..........      298,549         13,263        295,889         21,200
Hotels/motels.................      109,185         14,122        101,052             --
Medical buildings.............      124,369             --         99,979          9,748
Nursing/retirement homes......       46,696             --         72,359             --
Mixed Use.....................       65,151             --         71,007             --
Other.........................       17,570          8,473         21,947          1,601
-----------------------------------------------------------------------------------------
                                  3,545,253        154,885      3,657,292        110,985
Less allowance for losses.....       39,795             --         38,645             --
-----------------------------------------------------------------------------------------
                                $ 3,505,458    $   154,885    $ 3,618,647    $   110,985
-----------------------------------------------------------------------------------------

Mortgage loan fundings are restricted by state insurance regulatory authorities to 80 percent or less of the market value of the real estate at the time of origination of the loan. The Company holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreement. Commitments to purchase mortgages are made in the ordinary course of business. The fair value of the mortgage commitments is $nil.

At December 31, 1998 and 1997, the Company's recorded investment in impaired loans was $24,941 and $45,714, respectively, with allowances of $6,662 and $9,812, respectively. During 1998 and 1997, the average recorded investment in impaired loans was $37,873 and $61,870, respectively.
The Company recognized $1,809, $2,981and $4,889 of interest income related to impaired loans for the years ended December 31, 1998, 1997 and 1996 respectively.

The following table presents changes in the allowance for investment losses related to all loans:

                                      1998     1997     1996
--------------------------------------------------------------
Balance, January 1.................  $38,645  $37,495  $37,340
Provision for investment losses....    7,582    8,801   10,005
Loan payoffs.......................     (800)  (3,851)  (4,700)
Foreclosures and writeoffs.........   (5,632)  (3,800)  (5,150)
--------------------------------------------------------------
Balance, December 31...............  $39,795  $38,645  $37,495
--------------------------------------------------------------

At December 31, 1998, the Company had commitments to purchase investments other than mortgage loans for $223,011. Commitments to purchase investments are made in the ordinary course of business. The fair value of these commitments is $nil.

Net investment income for the years ended December 31 is summarized as follows:

                                        1998        1997        1996
-----------------------------------------------------------------------
Interest on fixed maturities.......  $1,676,984  $1,692,481  $1,666,929
Interest on mortgage loans.........     301,253     305,742     283,830
Other investment income............      43,518      25,089      43,283
Interest on cash equivalents.......       5,486       5,914       5,754
-----------------------------------------------------------------------
                                      2,027,241   2,029,226   1,999,796
Less investment expenses...........      40,756      40,837      34,434
-----------------------------------------------------------------------
                                     $1,986,485  $1,988,389  $1,965,362
-----------------------------------------------------------------------

IDS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN EXPRESS FINANCIAL CORPORATION)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS ($ THOUSANDS) (CONTINUED)
--------------------------------------------------------------------------------

2. INVESTMENTS (CONTINUED)
Net realized gain (loss) on investments for the years ended December 31 is summarized as follows:

                                      1998     1997     1996
--------------------------------------------------------------
Fixed maturities...................  $12,084  $16,115  $ 8,736
Mortgage loans.....................   (5,933)  (6,424)  (8,745)
Other investments..................      751   (8,831)    (150)
--------------------------------------------------------------
                                     $ 6,902  $   860  $  (159)
--------------------------------------------------------------

Changes in net unrealized appreciation (depreciation) of investments for the years ended December 31 are summarized as follows:

                                            1998      1997       1996
------------------------------------------------------------------------
Fixed maturities available for sale.....  $(93,474) $ 223,441  $(231,853)
Equity securities.......................      (203)        53        (52)
------------------------------------------------------------------------

--------------------------------------------------------------------------------
3. INCOME TAXES

The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The income tax expense (benefit) for the years ended December 31 consists of the following:

                                       1998      1997      1996
-----------------------------------------------------------------
Federal income taxes:
Current............................  $244,946  $176,879  $260,357
Deferred...........................   (16,602)   19,982   (65,609)
-----------------------------------------------------------------
                                      228,344   196,861   194,748
State income taxes-current.........     7,337     9,803    12,390
-----------------------------------------------------------------
Income tax expense.................  $235,681  $206,664  $207,138
-----------------------------------------------------------------

Increases (decreases) to the federal tax provision applicable to pretax income based on the statutory rate are attributable to:

                                                                     1998                 1997                 1996
--------------------------------------------------------------------------------------------------------------------------
                                                              PROVISION    RATE    PROVISION    RATE    PROVISION    RATE
--------------------------------------------------------------------------------------------------------------------------
Federal income taxes based
on the statutory rate.......................................   $271,527    35.0%    $238,319    35.0%    $217,600    35.0%
(Decreases) increases are attributable to:
Tax-excluded interest and dividend income...................    (12,289)   (1.6)     (10,294)   (1.5)      (9,636)   (1.5)
State taxes, net of federal benefit.........................      4,769      .6        6,372      .9        8,053     1.3
Affordable housing credits..................................    (19,688)   (2.5)     (20,705)   (3.0)      (5,090)    (.8)
Other, net..................................................     (8,638)   (1.1)      (7,028)   (1.0)      (3,789)    (.7)
--------------------------------------------------------------------------------------------------------------------------
Federal income taxes........................................   $235,681    30.4%    $206,664    30.4%    $207,138    33.3%
--------------------------------------------------------------------------------------------------------------------------

A portion of life insurance company income earned prior to 1984 was not subject to current taxation but was accumulated, for tax purposes, in a policyholders' surplus account. At December 31, 1998, the Company had a policyholders' surplus account balance of $20,114. The policyholders' surplus account is only

IDS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN EXPRESS FINANCIAL CORPORATION)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS ($ THOUSANDS) (CONTINUED)
--------------------------------------------------------------------------------

3. INCOME TAXES (CONTINUED)
taxable if dividends to the stockholder exceed the stockholder's surplus account or if the Company is liquidated. Deferred income taxes of $7,040 have not been established because no distributions of such amounts are contemplated.

Significant components of the Company's deferred tax assets and liabilities as of December 31 are as follows:

                                                           1998      1997
---------------------------------------------------------------------------
Deferred tax assets:
Policy reserves........................................  $756,769  $748,204
Life insurance guaranty fund assessment reserve........    15,289    20,101
Other..................................................     4,253     9,589
---------------------------------------------------------------------------
Total deferred tax assets..............................   776,311   777,894
---------------------------------------------------------------------------
Deferred tax liabilities:
Deferred policy acquisition costs......................   698,471   700,032
Unrealized gain on investments.........................    91,315   121,885
Investments, other.....................................     3,455    17,559
---------------------------------------------------------------------------
Total deferred tax liabilities.........................   793,241   839,476
---------------------------------------------------------------------------
Net deferred tax liabilities...........................  $ 16,930  $ 61,582
---------------------------------------------------------------------------

The Company is required to establish a valuation allowance for any portion of the deferred tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred tax assets and, therefore, no such valuation allowance has been established.

--------------------------------------------------------------------------------
4. STOCKHOLDER'S EQUITY

Retained earnings available for distribution as dividends to the parent are limited to the Company's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. Statutory unassigned surplus aggregated $1,598,203 as of December 31, 1998 and $1,468,677 as of December 31, 1997 (see Note 3 with respect to the income tax effect of certain distributions). In addition, any dividend distributions in 1999 in excess of approximately $353,933 would require approval of the Department of Commerce of the State of Minnesota.

Statutory net income for the years ended December 31 and capital and surplus as of December 31 are summarized as follows:

                                        1998        1997        1996
-----------------------------------------------------------------------
Statutory net income...............  $  429,903  $  379,615  $  365,585
Statutory capital and surplus......   1,883,405   1,765,290   1,565,082
-----------------------------------------------------------------------

IDS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN EXPRESS FINANCIAL CORPORATION)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS ($ THOUSANDS) (CONTINUED)
-----------------------------------------------------------------
5. RELATED PARTY TRANSACTIONS

The Company loans funds to AEFC under a collateral loan agreement. The balance of the loan was $nil at December 31, 1998 and 1997. This loan can be increased to a maximum of $75,000 and pays interest at a rate equal to the preceding month's effective new money rate for the Company's permanent investments. Interest income on related party loans totaled $nil, $103 and $780 in 1998, 1997 and 1996, respectively.

The Company participates in the American Express Company Retirement Plan which covers all permanent employees age 21 and over who have met certain employment requirements. Employer contributions to the plan are based on participants' age, years of service and total compensation for the year. Funding of retirement costs for this plan complies with the applicable minimum funding requirements specified by ERISA. The Company's share of the total net periodic pension cost was $211, $201 and $174 in 1998, 1997 and 1996, respectively.

The Company also participates in defined contribution pension plans of American Express Company which cover all employees who have met certain employment requirements. Company contributions to the plans are a percent of either each employee's eligible compensation or basic contributions. Costs of these plans charged to operations in 1998, 1997 and 1996 were $1,503, $1,245 and $990, respectively.

The Company participates in defined benefit health care plans of AEFC that provide health care and life insurance benefits to retired employees and retired financial advisors. The plans include participant contributions and service related eligibility requirements. Upon retirement, such employees are considered to have been employees of AEFC. AEFC expenses these benefits and allocates the expenses to its subsidiaries. The Company's share of postretirement benefits in 1998, 1997 and 1996 was $1,352, $1,330 and $1,449, respectively.

Charges by AEFC for use of joint facilities, technology support, marketing services and other services aggregated $411,337, $414,155 and $397,362 for 1998, 1997 and 1996, respectively. Certain of these costs are included in deferred policy acquisition costs.

--------------------------------------------------------------------------------
6. COMMITMENTS AND CONTINGENCIES

At December 31, 1998, 1997 and 1996, traditional life insurance and universal life-type insurance in force aggregated $81,074,928, $74,730,720 and $67,274,354, respectively, of which $4,912,313, $4,351,904 and $3,875,921 were reinsured at the respective year ends. The Company also reinsures a portion of the risks assumed under disability income and long-term care policies. Under all reinsurance agreements, premiums ceded to reinsurers amounted to $66,378, $60,495 and $48,250 and reinsurance recovered from reinsurers amounted to $20,982, $19,042, and $15,612 for the years ended December 31, 1998, 1997 and
1996, respectively. Reinsurance contracts do not relieve the Company from its primary obligation to policyholders.

A number of lawsuits have been filed against life and health insurers in jurisdictions in which the Company, its parent and its subsidiaries conduct business involving insurers' sales practices, alleged agent misconduct, failure to properly supervise agents, and other matters. The Company has been named as a defendant in three of these types of actions.

The plaintiffs purport to represent a class consisting of all persons who purchased policies or contracts from the Company and its subsidiaries. The complaints put at issue various alleged sales practices and misrepresentations, alleged breaches of fiduciary duties and alleged violations of consumer fraud statutes. The Company and its subsidiaries believe they have meritorious defenses to the claims raised in these lawsuits.

The outcome of any litigation cannot be predicted with certainty. In the opinion of

IDS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN EXPRESS FINANCIAL CORPORATION)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS ($ THOUSANDS) (CONTINUED)
-----------------------------------------------------------------

6. COMMITMENTS AND CONTINGENCIES (CONTINUED) management, however, the ultimate resolution of these lawsuits, taken in the aggregate, should not have a material adverse effect on the Company's consolidated financial position.

The IRS routinely examines the Company's federal income tax returns, and is currently auditing the Company's returns for the 1990 through 1992 tax years. Management does not believe there will be a material adverse effect on the Company's consolidated financial position as a result of this audit.

--------------------------------------------------------------------------------
7. LINES OF CREDIT

The Company has available lines of credit with its parent aggregating $100,000. The interest rate for any borrowings is established by reference to various indices plus 20 to 45 basis points, depending on the term. Borrowings outstanding under this agreement were $nil at December 31, 1998 and 1997.

--------------------------------------------------------------------------------
8. DERIVATIVE FINANCIAL INSTRUMENTS

The Company enters into transactions involving derivative financial instruments to manage its exposure to interest rate risk and equity market risk, including hedging specific transactions. The Company does not hold derivative instruments for trading purposes. The Company manages risks associated with these instruments as described below.

Market risk is the possibility that the value of the derivative financial instruments will change due to fluctuations in a factor from which the instrument derives its value, primarily an interest rate or equity market index. The Company is not impacted by market risk related to derivatives held for non-trading purposes beyond that inherent in cash market transactions. Derivatives held for purposes other than trading are largely used to manage risk and, therefore, the cash flow and income effects of the derivatives are inverse to the effects of the underlying transactions.

Credit risk is the possibility that the counterparty will not fulfill the terms of the contract. The Company monitors credit risk related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty, and requiring collateral, where appropriate. A vast majority of the Company's counterparties are rated A or better by Moody's and Standard & Poor's.

Credit risk related to interest rate caps and floors and index options is measured by the replacement cost of the contracts. The replacement cost represents the fair value of the instruments.

The notional or contract amount of a derivative financial instrument is generally used to calculate the cash flows that are received or paid over the life of the agreement. Notional amounts are not recorded on the balance sheet. Notional amounts far exceed the related credit risk.

IDS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN EXPRESS FINANCIAL CORPORATION)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS ($ THOUSANDS) (CONTINUED)
-----------------------------------------------------------------

8. DERIVATIVE FINANCIAL INSTRUMENTS (CONTINUED)
The Company's holdings of derivative financial instruments are as follows:

                                                                        TOTAL
DECEMBER 31, 1998                NOTIONAL     CARRYING      FAIR       CREDIT
ASSETS:                           AMOUNT       AMOUNT       VALUE     EXPOSURE
-------------------------------------------------------------------------------
Assets:
Interest rate caps............  $ 3,400,000   $ 15,985    $   4,256    $ 4,256
Interest rate floors..........    1,000,000      1,082       13,971     13,971
Options purchased.............      110,912     24,094       29,453     29,453
Liabilities:
Options purchased/written.....      265,454    (10,526)     (11,062)        --
Off balance sheet:
Interest rate swaps...........    1,667,000         --      (73,477)        --
-------------------------------------------------------------------------------
                                              $ 30,635    $ (36,859)   $47,680
-------------------------------------------------------------------------------

DECEMBER 31, 1997                NOTIONAL   CARRYING      FAIR      TOTAL CREDIT
ASSETS:                           AMOUNT     AMOUNT       VALUE       EXPOSURE
---------------------------------------------------------------------------------
Assets:
Interest rate caps............  $4,600,000   $24,963    $  15,665      $15,665
Interest rate floors..........   1,000,000     1,561        4,551        4,551
Options purchased/written.....     279,737     9,808       10,449       10,449
Liabilities:
Options written...............       7,373       (89)         114           --
Off balance sheet:
Interest rate swaps...........   1,267,000        --      (45,799)          --
---------------------------------------------------------------------------------
                                             $36,243    $ (15,020)     $30,655
---------------------------------------------------------------------------------

The fair values of derivative financial instruments are based on market values, dealer quotes or pricing models. The interest rate caps, floors and swaps expire on various dates from 1999 to 2003. The put and call options expire on various dates from 1999 to 2005.

Interest rate caps, swaps and floors are used principally to manage the Company's interest rate risk. These instruments are used to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders.

The Company is also using interest rate swaps to manage interest rate risk related to the level of fee income earned on the management of fixed income securities in separate accounts and the underlying mutual funds. The amount of fee income received is based upon the daily market value of the separate account and mutual fund assets. As a result, changing interest rate conditions could impact the Company's fee income significantly. The Company entered into interest rate swaps to hedge anticipated fee income for 1999 related to separate accounts and mutual funds which invest in fixed income securities. Interest will be accrued and reported in accrued investment income and other liabilities, as appropriate, and management and other fees.

The Company offers a certain annuity product that pays interest based upon the relative change in a major stock market index between the beginning and end of the product's term. As a means of hedging its obligation under the provisions of this product, the Company purchases and writes options on the major stock market index.

Index options are used to manage the equity market risk related to the fee income that the Company receives from its separate accounts and the underlying mutual funds. The amount of the fee income received is based upon the daily market value of the separate account and mutual fund assets. As a result, the Company's fee income could be impacted significantly by changing economic conditions in the equity market. The Company entered into index option

IDS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN EXPRESS FINANCIAL CORPORATION)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS ($ THOUSANDS) (CONTINUED)
-----------------------------------------------------------------

8. DERIVATIVE FINANCIAL INSTRUMENTS (CONTINUED) collars (combination of puts and calls) to hedge anticipated fee income for 1998 and 1999 related to separate accounts and mutual funds which invest in equity securities. Testing has demonstrated the impact of these instruments on the income statement closely correlates with the amount of fee income the Company realizes. In the event that testing demonstrates that this correlation no longer exists, or in the event the Company disposes of the index options collars, the instruments will be marked-to-market through the income statement. At December 31, 1998 deferred losses on purchased put and written call index options were $2,933 and $7,435, respectively. At December 31, 1997 deferred losses on purchased put index options were $2,428 and deferred gains on written call index options were $5,275.

--------------------------------------------------------------------------------
9. FAIR VALUES OF FINANCIAL INSTRUMENTS

The Company discloses fair value information for most on- and off-balance sheet financial instruments for which it is practicable to estimate that value. Fair values of life insurance obligations and all non-financial instruments, such as deferred acquisition costs are excluded.

Off-balance sheet intangible assets, such as the value of the field force, are also excluded. Management believes the value of excluded assets and liabilities is significant. The fair value of the Company, therefore, cannot be estimated by aggregating the amounts presented.

                                          1998                      1997
----------------------------------------------------------------------------------
                                 CARRYING       FAIR       CARRYING       FAIR
                                   VALUE        VALUE        VALUE        VALUE
----------------------------------------------------------------------------------
FINANCIAL ASSETS
Investments:
Fixed maturities (Note 2):
Held to maturity..............  $ 7,964,114  $ 8,420,035  $ 9,315,450  $ 9,743,410
Available for sale............   13,613,139   13,613,139   12,876,694   12,876,694
Mortgage loans on real estate
(Note 2)......................    3,505,458    3,745,617    3,618,647    3,808,570
Other:
Equity securities (Note 2)....        3,158        3,158        3,361        3,361
Derivative financial
instruments (Note 8)..........       41,161       47,680       36,332       30,665
Other.........................       28,872       28,872       82,347       85,383
Cash and cash equivalents
(Note 1)......................       22,453       22,453       19,686       19,686
Separate account assets
(Note 1)......................   27,349,401   27,349,401   23,214,504   23,214,504

FINANCIAL LIABILITIES
Future policy benefits for
fixed annuities...............  $19,855,203  $19,144,838  $20,731,052  $19,882,302
Derivative financial
instruments (Note 8)..........       10,526       84,539           89       45,685
Separate account
liabilities...................   25,005,732   24,179,115   21,488,282   20,707,620
----------------------------------------------------------------------------------

At December 31, 1998 and 1997, the carrying amount and fair value of future policy benefits for fixed annuities exclude life insurance-related contracts carried at $1,226,985 and $1,185,155, respectively, and policy loans of $90,115 and $93,540, respectively. The fair value of these benefits is based on the status of the annuities at December 31, 1998 and 1997. The fair value of deferred annuities is estimated as the carrying amount less any applicable surrender charges and related loans. The fair value for annuities in non-life contingent payout status is estimated as the present value of projected benefit payments at rates appropriate for contracts issued in 1998 and 1997.

At December 31, 1998 and 1997, the fair value of liabilities related to separate accounts is estimated as the carrying amount less any applicable surrender charges and less variable insurance contracts carried at $2,343,669 and $1,726,222, respectively.

IDS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AMERICAN EXPRESS FINANCIAL CORPORATION)

-----------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS

The Board of Directors
IDS Life Insurance Company

We have audited the accompanying consolidated balance sheets of IDS Life Insurance Company (a wholly owned subsidiary of American Express Financial Corporation) as of December 31, 1998 and 1997, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of IDS Life Insurance Company at December 31, 1998 and 1997, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles.

Ernst & Young LLP
Minneapolis, Minnesota
February 4, 1999

SMITH BARNEY LIFEVEST-SM-
certain investments are sponsored by:
Smith Barney and subsidiaries

SMITH BARNEY LIFEVEST-SM-
is underwritten, issued, managed and serviced by:
IDS Life Insurance Company

------------------------------------------------------------------

                                                                 S-6220 M (4/99)